UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2008
Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22339 (Commission File Number)	94-3112828 (I. R. S. Employer Identification No.)
4440 El Camino Real, Los Altos CA 94022
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (650) 947-5000
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On October 17, 2008, Rambus Inc. issued a press release announcing that it has received an order from the Federal Trade Commission authorizing the receipt of excess consideration pursuant to any contingent contractual obligations.
     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press release dated October 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 17, 2008	Rambus Inc.
/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief
Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated October 17, 2008.